Exhibit 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Regarding:

      1) Registration Statement on Form S-8 relating to the 1988 Stock Incentive Plan (File #33-38427).

      2) Registration Statement on Form S-3 relating to the Dividend Reinvestment Plan (File #333-02063).

      3) Registration Statement on Form S-8 relating to the 1992 Director Fee Plan (File #33-48031).

      4) Registration Statement on Form S-3 relating to the Main Line Bancshares, Inc. Stock Option Agreements (File #33-50526).

      5) Registration Statement on Form S-8 relating to the 1990 Non-Employee Directors' Stock Option Plan (File #33-59372).

      6) Registration Statement on Form S-8 relating to the 1992 Stock Incentive Plan (File #33-68800).

      7) Registration Statement on Form S-8 relating to the Elmwood Bancorp, Inc. Key Employee Stock Compensation Program (File #33-77358)

      8) Registration Statement on Form S-8 relating to the Amended and Restated Nonqualified Stock Option Agreement with Donald E. Stone (File #33-77354).

      9) Registration Statement on Form S-8 relating to The Frankford Corporation 1983 Incentive Stock Option Plan (File #33-82088).

      10) Registration Statement on Form S-8 relating to the 1995 Employee Stock Purchase Plan (File #33-91572).

      11) Registration Statement on Form S-8 relating to the 1995 Management Stock Purchase Plan (File #33-91574).

      12) Registration Statement on Form S-8 relating to the National American Bancorp, Inc. 1994 Employee Stock Option Plan
           (File #333-02065).

      13) Registration Statement on Form S-8 relating to the 1995 Non-Employee Director's Stock Option Plan (File # 333-04281).

      14) Registration Statement on Form S-3 relating to the Senior/ Subordinated Medium-Term Notes (File #333-25393).

      We consent to the incorporation by reference in the above listed Registration Statements of our report dated, January 30, 1998, with respect to the consolidated financial statements of Keystone Financial, Inc. and subsidiaries incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1997.


                                                        /s/  ERNST & YOUNG LLP
                                                        ----------------------

      Pittsburgh, Pennsylvania
      March 27 , 1998
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